UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23199

First Trust High Yield Opportunities 2027 Term Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

First Trust
High Yield Opportunities 2027 Term Fund (FTHY)

Annual Report
For the Year Ended
May 31, 2024

Table of Contents
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Annual Report
May 31, 2024
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust High Yield Opportunities 2027 Term Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Investment Objective, Policies, Risks and Effects of Leverage section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Annual Letter from the Chairman and CEO
May 31, 2024
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust High Yield Opportunities 2027 Term Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended May 31, 2024.
As we enter the month of June, one question that remains at the forefront of many economic discussions is whether U.S. monetary policy is appropriately positioned to slow the pace of inflation without stifling economic growth. It is a difficult question, especially since the answer can only be known in hindsight. In late 2023, the Federal Reserve (the “Fed”) stated that it expected to enact up to three interest rate cuts totaling 75 basis points in 2024. Following its meeting on June 11-12, 2024, however, the Fed revealed that current economic conditions lend support to just one interest rate cut during the year. The news came on the same day that the U.S. Bureau of Labor Statistics reported that the 12-month rate of change on the Consumer Price Index stood at 3.3% in May 2024, up 0.3 percentage points from its most recent low of 3.0% at the end of June 2023. As if stubborn inflation was not enough of a hurdle, it appears as though the pace of economic growth is slowing. U.S. gross domestic product rose at a tepid 1.3% annual rate in the first quarter of 2024, down from 3.4% in the fourth quarter of 2023. While one quarter does not indicate a trend, it is concerning to see such a rapid decline in the pace of U.S. productivity.
I’d like to take a moment to talk about the U.S. consumer. Stubbornly high inflation coupled with increasing consumer debt and rising delinquencies may be a signal that the consumer is weakening. In May 2024, the University of Michigan’s Consumer Sentiment Index fell by 10.5% month-over-month, settling at a five-month low. Data on credit card debt and delinquency rates show deterioration as well. The Federal Reserve Bank of New York reported that total U.S. credit card debt stood at $1.12 trillion in the first quarter of 2024. Despite the figure representing a decline of $14 billion on a quarter-over-quarter basis, delinquency rates are rising. The delinquency rate on credit cards issued by all U.S. commercial banks stood at 3.16%, up from 2.45% in the first quarter of 2023 and well-above the pre-COVID-19 low of 2.11% set in the first quarter of 2015. Small businesses are struggling to pay their bills as well. In April 2024, 43% of small business renters were unable to pay their rent on time and in full.
Despite these issues, we remain optimistic regarding the ability of Americans to develop innovative solutions to complex problems. For example, consider the dramatic developments brought on by Artificial Intelligence and other technologies such as hybrid and electric vehicles, small modular reactors, innovative treatments for diseases, and vertical farming; the list goes on and on. American ingenuity knows no bounds. As such, we continue to caution investors against taking an overly myopic viewpoint when it comes to their allocations. Over time, the U.S. has a proven track record of innovation and growth. As such, we look forward to what the future holds.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
“AT A GLANCE”
As of May 31, 2024 (Unaudited)

Fund Statistics
Symbol on New York Stock Exchange	FTHY
Common Share Price	$14.10
Common Share Net Asset Value (“NAV”)	$15.31
Premium (Discount) to NAV	(7.90)%
Net Assets Applicable to Common Shares	$563,093,133
Current Distribution per Common Share(1)	$0.1300
Current Annualized Distribution per Common Share	$1.5600
Current Distribution Rate on Common Share Price(2)	11.06%
Current Distribution Rate on NAV(2)	10.19%
Common Share Price & NAV (weekly closing price)

Performance
Average Annual Total Returns
	1 Year Ended 5/31/24	Inception (6/25/20) to 5/31/24
Fund Performance(3)
NAV	11.27%	2.43%
Market Value	16.72%	0.31%
Index Performance
ICE BofA US High Yield Constrained Index	11.18%	4.70%

(1)
Most recent distribution paid through May 31, 2024. Subject to change in the future.
(2)
Distribution rates are calculated by annualizing the most recent distribution paid through the report date and then dividing by Common Share Price or NAV, as applicable, as of May 31, 2024. Subject to change in the future.
(3)
Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
“AT A GLANCE” (Continued)
As of May 31, 2024 (Unaudited)

Credit Quality (S&P Global Ratings)(4)	% of Total Fixed-Income Investments(5)
BBB	0.6%
BBB-	7.1
BB+	8.1
BB	12.1
BB-	11.3
B+	14.6
B	14.5
B-	16.1
CCC+	11.2
CCC	1.6
CCC-	1.3
Not Rated	1.5
Total	100.0%

Top 10 Issuers	% of Total Long-Term Investments(5)
SS&C Technologies Holdings, Inc.	3.5%
Open Text Corp.	3.1
Alliant Holdings I LLC	2.9
Nexstar Media, Inc.	2.1
Sinclair Television Group, Inc.	2.1
AssuredPartners, Inc.	2.0
Medline Borrower LP	2.0
HUB International Ltd.	2.0
Go Daddy Operating Co. LLC / GD Finance Co., Inc.	1.8
1011778 BC ULC / New Red Finance, Inc.	1.8
Total	23.3%

Industry Classification	% of Total Long-Term Investments(5)
Software	17.1%
Insurance	13.6
Media	9.9
Containers & Packaging	7.7
Hotels, Restaurants & Leisure	5.6
Commercial Services & Supplies	4.9
Health Care Providers & Services	4.6
Health Care Technology	3.7
IT Services	3.3
Trading Companies & Distributors	2.3
Diversified Telecommunication Services	2.3
Health Care Equipment & Supplies	2.0
Food Products	1.9
Machinery	1.7
Automobile Components	1.5
Professional Services	1.4
Building Products	1.4
Aerospace & Defense	1.2
Interactive Media & Services	1.2
Life Sciences Tools & Services	1.1
Entertainment	1.0
Pharmaceuticals	1.0
Construction & Engineering	0.9
Specialty Retail	0.8
Construction Materials	0.8
Consumer Finance	0.7
Household Products	0.7
Food Staples & Retailing	0.7
Diversified Consumer Services	0.7
Automobiles	0.6
Financial Services	0.5
Independent Power & Renewable Electricity Producers	0.5
Capital Markets	0.5
Electronic Equipment, Instruments & Components	0.4
Electric Utilities	0.3
Industrial Conglomerates	0.3
Leisure Products	0.3
Real Estate Management & Development	0.3
Chemicals	0.3
Personal Care Products	0.2
Ground Transportation	0.1
Electrical Equipment	0.0*
Total	100.0%

*	Amount is less than 0.1%.

(4)
The ratings are by S&P Global Ratings except where otherwise indicated. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(5)
Percentages are based on long-term positions. Money market funds are excluded.

Portfolio Commentary
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Annual Report
May 31, 2024 (Unaudited)
Advisor
The First Trust Advisors L.P. (“First Trust”) Leveraged Finance Team is comprised of 18 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations personnel. As of May 31, 2024, the First Trust Leveraged Finance Team managed or supervised approximately $6.1 billion in senior secured bank loans and high yield bonds. These assets are managed across various strategies, including two closed-end funds, an open-end fund, and five exchange-traded funds on behalf of retail and institutional clients.
Portfolio Management Team
William Housey, CFA – Managing Director of Fixed Income, Senior Portfolio Manager
Jeffrey Scott, CFA – Senior Vice President, Portfolio Manager
Commentary
First Trust High Yield Opportunities 2027 Term Fund
The investment objective of the First Trust High Yield Opportunities 2027 Term Fund (“FTHY” or the “Fund”) is to provide current income. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its Managed Assets in high yield debt securities of any maturity that are rated below investment grade at the time of purchase or unrated securities determined by the First Trust Leveraged Finance Team to be of comparable quality. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. High yield debt securities include U.S. and non-U.S. corporate debt obligations and senior secured floating rate loans (“Senior Loans”). Securities rated below investment grade are commonly referred to as “junk” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.
Market Recap
During the twelve-month period ended May 31, 2024, the market remained largely focused on the Federal Reserve’s (the “Fed”) resolve against lingering inflation and the ensuing interest rate volatility. At the first Fed meeting of the period, in June of 2023, the Fed held the target terminal Federal Funds rate steady at 5.00-5.25%, despite inflation remaining well above its 2.00% target. While this may have excited markets, the target rate remained 500 basis points (“bps”) higher than it was in March of 2022 when the Fed first embarked on its tightening regime. Further, at the end of the third quarter of 2023, the 2-year/10-year U.S. Treasury yield curve, which inverted in July of 2022, remained inverted by 106 bps, marking its steepest inversion since the 1980s. Despite the inversion of the yield curve, as the S&P 500® Index hovered near 4,500, nearly 1,000 bps higher than its bottom in October of 2022, the market seemed convinced of a soft landing, perhaps forgetting that equity highs often occur closely before recessions. Notably, it is not out of context with history to have a surge in soft landing conviction before the economy begins to weaken. At the end of the third quarter of 2023, the real 10-Year U.S. Treasury yield was 2.23%. Prior to the Global Financial Crisis in 2008/2009, the real 10-Year U.S. Treasury yield peaked at 2.82%. In effect, higher real rates have historically resulted in drags on the overall business cycle.
As the fourth quarter of 2023 arrived, the U.S. Treasury market traded with renewed volatility on the back of a hawkish Fed meeting in September, strong third quarter gross domestic product growth, and growing concerns over the U.S. government’s budget deficit. At the Fed’s December policy meeting, Chairman Jerome Powell’s public discourse around monetary policy decidedly shifted as he abandoned the “higher for longer” rate regime in favor of a “peak rate” regime, indicating the unlikelihood of future interest rate hikes. Powell’s shift was both overt and abrupt, marked by rallying equity markets and plummeting interest rates as the bond market quickly priced in approximately 150 bps of rate cuts in 2024. The market’s premature and overzealous assessment stood in stark contrast to the Fed’s very own forecast of just three interest rate cuts of 25 bps each in 2024. However, at the Fed’s March 2024 meeting, as the Fed reiterated its expectation for three interest rate cuts in the current year after strong economic growth and sticky inflation colored the first quarter of 2024, bond investors reduced their expectations for additional cuts, ultimately aligning the market’s expectations with those of the Fed. Further, the Fed had acknowledged that current interest rates were sufficiently restrictive; said differently, the Fed did not appear inclined to support a significant increase in real interest rates from existing levels for fear of spurring a significant economic slowdown. Rather, the Fed has indicated its intent to hold rates at current levels for longer than originally expected.
The 10-Year U.S. Treasury yield (rates) increased from 3.88% at 2023 year-end to 4.20% at the end of the first quarter of 2024. The 10-Year U.S. Treasury yielded 4.50% at the end of the reporting period on May 31, 2024. For the twelve-month period ended May 31, 2024, investment grade corporate bonds returned 4.67%, senior loans returned 13.23%, and high yield corporate bonds returned 11.18%. The S&P 500® Index returned 28.19%.

Portfolio Commentary (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Annual Report
May 31, 2024 (Unaudited)
High-Yield Bond Market
High-yield bond spreads over U.S. Treasuries decreased 151 bps in the twelve-month period ended May 31, 2024 to T+320 bps. The current spread is 223 bps below the high-yield bond market’s long-term average spread over U.S. Treasuries of T+543 bps (December 1997 – May 2024).(1) High-yield bond inflows totaled $8.6 billion in the last twelve-month (“LTM”) period.(2)
In the LTM period, higher quality BB rated high-yield bonds returned 9.79%, underperforming single-B rated bonds (+11.30%) and CCC rated bonds (+16.25%). The average price of high-yield bonds in the market increased from $87.48 at the beginning of the period to $92.54 at the end of the period.
Senior Loan Market
Senior loan spreads over the 3-month United States Secured Overnight Financing Rate (SOFR) decreased 157 bps in the twelve-month period ended May 31, 2024 to S+451 bps. The current spread is 66 bps below the senior loan market’s long-term average spread of S+517 bps (December 1997 – May 2024).(1) Loan fund inflows totaled $11.20 billion over the LTM period.(2)
In the LTM period, higher quality BB rated senior loans returned +10.74%, underperforming single-B rated senior loans (+14.48%) and CCC rated senior loans (+17.25%). The average price of senior loans in the market increased from $92.89 at the beginning of the period to $96.93 at the end of the period.
Default Rates
During the twelve-month period ended May 31, 2024, default rates decreased within the high-yield bond and senior loan markets, as respectively measured by the JP Morgan High-Yield Bond Universe and the Morningstar® LSTA® US Leveraged Loan Index. The LTM default rate within the high-yield bond market decreased from 1.49% at the beginning of the period to 1.25% at end of the period.(1) The LTM default rate within the senior loan market decreased from 1.58% at the beginning of the period to 1.08% at the end of the period.(2) The default rates in both the high-yield bond market and the senior loan market are below the long-term average default rates of 2.96% and 2.67%, respectively.(1)(2)
Performance Analysis
Performance
Average Annual Total Returns
	1 Year Ended 5/31/24	Inception (6/25/20) to 5/31/24
Fund Performance(3)
NAV	11.27%	2.43%
Market Value	16.72%	0.31%
Index Performance
ICE BofA US High Yield Constrained Index	11.18%	4.70%

(1)
Bloomberg. Performance of senior loans and high-yield bonds are based on the Morningstar® LSTA® U.S. Leveraged Loan Index and ICE BofA U.S. High Yield Constrained Index, respectively.
(2)
Source: J.P. Morgan High Yield Bond and Leveraged Loan Market Monitor.
(3)
Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year.

Portfolio Commentary (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Annual Report
May 31, 2024 (Unaudited)

Performance of a $10,000 Initial Investment
June 25, 2020 - May 31, 2024
$12,000
$11,000
$10,000
$9,000
$8,000
$11,945
$10,123
6/25/20
5/31/21
5/31/22
5/31/23
5/31/24
First Trust High Yield Opportunities 2027 Term Fund
ICE BofA US High Yield Constrained Index

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
During the twelve-month period ended May 31, 2024, the Fund generated a net asset value (“NAV”) return of 11.27% and a market price return(3) of 16.72%. This compares to the ICE BofA US High Yield Constrained Index’s (the “Index”) return of 11.18% over the same period. The Fund’s discount to NAV tightened from -12.21% at the beginning of the period to -7.90% at the end of the period.
The Fund has a practice of seeking to maintain a relatively stable monthly distribution, which may be changed at any time. The practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, the Advisor believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. The monthly distribution rate was $0.1300 per share throughout the period. At the $0.1300 per share monthly distribution rate, the annualized distribution rate at May 31, 2024 was 10.19% at NAV and 11.06% at market price. For the twelve-month period ended May 31, 2024, 58.56% of the distributions were characterized as ordinary income and 41.44% were characterized as return of capital. The final determination of the source and tax status of all 2024 distributions will be made after end of 2024 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.
As of May 31, 2024, the Fund was well diversified across 235 securities (average position size of 0.43%) and the top 10 issuers comprised 23.3% of the Fund. The Fund was also diversified across 42 different industries, the largest of which were Software at 17.1%, Insurance at 13.6%, and Media at 9.9%. Additionally, the Fund held 84.6% of its long position, excluding cash, in high yield bonds and 15.4% in senior loans at the end of the period. The Fund’s leverage was 18.87% of adjusted net assets (net assets plus borrowings) at the end of the period.
The Fund’s use of leverage positively drove performance as risk assets generated positive returns during the reporting period. The Fund modestly increased leverage from 17.84% at the beginning of the period to 18.87% at the end of the period. From a sector perspective, the Fund benefitted from its security selection within both the Technology and Electronics sectors as well as the Capital Goods sector. Conversely, the Fund’s exposure to the Retail and Insurance sectors proved to be headwinds to performance relative to that of the Index, despite generating strong positive return throughout the period. From a ratings perspective, the Fund’s exposure to BBB and BB rated credit detracted from performance as high-quality assets lagged throughout the reporting period. While the Fund’s exposure to B rated credit proved a headwind to performance, its overweight allocation to CCC and below rated assets partially offset this headwind. At the end of the period, the Fund held 84.6% of its long position, excluding cash, in high yield bonds and 15.4% in senior loans; this compares to 80.72% and 19.25%, respectively, at the beginning of the quarter. Despite generating a strong positive return, the Fund’s exposure to high-yield bonds detracted from performance as senior loans outperformed high yield bonds throughout the quarter. Consequently, the Fund’s increased allocation to senior loans positively supported performance.
Market and Fund Outlook
Over two years have passed since the Fed’s first interest rate hike of this cycle, and roughly 10 months have now passed since the Fed’s last interest rate hike. While interest rates have indeed remained “higher for longer,” interest rate volatility has declined as the Fed has shifted from an “increasing rate regime” to a “peak rate regime.” Importantly, lower interest rate volatility should result in calmer water for bond investors. In our opinion, the market’s interest rate expectations now appear reasonable, real rates are sufficient for the

Portfolio Commentary (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Annual Report
May 31, 2024 (Unaudited)
current inflation environment, and interest volatility is declining. Further, the yield of today’s bond market, coupled with its current convexity, offer additional protection to investors. We continue to favor defensive positioning in corporations that exhibit lower cyclicality as we trade the business cycle. In this environment of widespread uncertainty, we remain focused on our detailed credit underwriting process and disciplined approach to risk management.

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments
May 31, 2024

Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 87.7%
	Aerospace & Defense – 1.5%
$158,000	Booz Allen Hamilton, Inc. (a) (b)	3.88%	09/01/28	$148,331
4,311,000	TransDigm, Inc. (a) (b)	6.75%	08/15/28	4,365,277
1,552,000	TransDigm, Inc. (a) (b)	6.38%	03/01/29	1,550,573
2,281,000	TransDigm, Inc. (a) (b)	6.63%	03/01/32	2,290,612
				8,354,793
	Agricultural Products & Services – 0.8%
623,000	Lamb Weston Holdings, Inc. (a) (b)	4.88%	05/15/28	602,492
4,297,000	Lamb Weston Holdings, Inc. (a) (b)	4.38%	01/31/32	3,798,342
				4,400,834
	Alternative Carriers – 0.9%
4,662,000	Level 3 Financing, Inc. (a) (b)	11.00%	11/15/29	4,785,188
	Apparel Retail – 0.9%
4,040,000	Nordstrom, Inc. (b)	4.00%	03/15/27	3,863,604
1,146,000	Nordstrom, Inc. (b)	4.38%	04/01/30	1,042,971
				4,906,575
	Application Software – 3.6%
2,892,000	Alteryx, Inc. (a) (b)	8.75%	03/15/28	2,969,552
2,445,875	GoTo Group, Inc. (a) (b)	5.50%	05/01/28	2,036,191
2,445,875	GoTo Group, Inc. (a) (b)	5.50%	05/01/28	1,265,850
3,000,000	McAfee Corp. (a) (b)	7.38%	02/15/30	2,779,884
1,513,000	Open Text Holdings, Inc. (a) (b)	4.13%	12/01/31	1,303,059
3,092,000	RingCentral, Inc. (a) (b)	8.50%	08/15/30	3,238,771
6,521,000	UKG, Inc. (a) (b)	6.88%	02/01/31	6,566,812
				20,160,119
	Automobile Manufacturers – 0.7%
3,369,000	Ford Motor Co (b)	9.63%	04/22/30	3,904,837
	Automotive Parts & Equipment – 0.2%
1,298,000	Wand NewCo 3, Inc. (a) (b)	7.63%	01/30/32	1,331,156
	Automotive Retail – 0.1%
635,000	Mavis Tire Express Services Topco Corp. (a) (b)	6.50%	05/15/29	585,504
	Broadcasting – 9.1%
13,053,000	iHeartCommunications, Inc.	8.38%	05/01/27	4,729,018
15,519,000	Nexstar Media, Inc. (a) (b)	5.63%	07/15/27	14,660,222
611,000	Scripps Escrow II, Inc. (a) (b)	3.88%	01/15/29	393,003
16,304,000	Sinclair Television Group, Inc. (a) (b)	5.13%	02/15/27	14,618,032
7,069,000	Sirius XM Radio, Inc. (a) (b)	3.13%	09/01/26	6,619,901
343,000	Sirius XM Radio, Inc. (a) (b)	5.50%	07/01/29	318,877
8,987,000	TEGNA, Inc. (b)	4.63%	03/15/28	8,173,770
2,027,000	Univision Communications, Inc. (a) (b)	6.63%	06/01/27	1,960,049
				51,472,872
	Building Products – 1.5%
3,647,000	American Builders & Contractors Supply Co., Inc. (a) (b)	4.00%	01/15/28	3,399,590
588,000	Beacon Roofing Supply, Inc. (a) (b)	6.50%	08/01/30	588,987
2,241,000	Builders FirstSource, Inc. (a) (b)	6.38%	03/01/34	2,199,703
971,000	Miter Brands Acquisition Holdco, Inc. / MIWD Borrower LLC (a) (b)	6.75%	04/01/32	965,162
574,000	Standard Industries, Inc. (a) (b)	4.75%	01/15/28	547,266
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Building Products (Continued)
$858,000	Standard Industries, Inc. (a) (b)	4.38%	07/15/30	$766,319
				8,467,027
	Cable & Satellite – 2.9%
1,567,000	CCO Holdings LLC / CCO Holdings Capital Corp. (a) (b)	6.38%	09/01/29	1,467,988
1,184,000	CCO Holdings LLC / CCO Holdings Capital Corp. (a) (b)	4.75%	03/01/30	1,009,525
1,953,000	CCO Holdings LLC / CCO Holdings Capital Corp. (a) (b)	4.50%	08/15/30	1,624,312
3,219,000	CCO Holdings LLC / CCO Holdings Capital Corp. (a) (b)	7.38%	03/03/31	3,116,498
1,736,000	CSC Holdings LLC (a) (b)	7.50%	04/01/28	970,867
667,000	CSC Holdings LLC (a) (b)	11.25%	05/15/28	538,869
5,113,000	CSC Holdings LLC (a)	5.75%	01/15/30	2,214,448
250,000	CSC Holdings LLC (a) (b)	3.38%	02/15/31	146,666
8,320,000	CSC Holdings LLC (a) (b)	4.50%	11/15/31	5,097,546
				16,186,719
	Casinos & Gaming – 3.2%
1,438,000	Boyd Gaming Corp. (a) (b)	4.75%	06/15/31	1,291,114
1,999,000	Caesars Entertainment, Inc. (a) (b)	4.63%	10/15/29	1,807,258
77,000	Caesars Entertainment, Inc. (a) (b)	7.00%	02/15/30	77,880
71,000	Churchill Downs, Inc. (a) (b)	5.75%	04/01/30	68,150
3,891,000	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co, Inc. (a) (b)	6.75%	01/15/30	3,441,986
930,000	Light & Wonder International, Inc. (a) (b)	7.50%	09/01/31	956,744
582,000	MGM Resorts International (b)	5.75%	06/15/25	580,832
643,000	MGM Resorts International (b)	6.50%	04/15/32	629,136
284,000	Scientific Games Holdings LP / Scientific Games US FinCo, Inc. (a) (b)	6.63%	03/01/30	269,229
2,694,000	Station Casinos LLC (a) (b)	4.50%	02/15/28	2,510,446
3,155,000	VICI Properties LP (b)	5.75%	04/01/34	3,105,075
1,624,000	VICI Properties LP / VICI Note Co., Inc. (a) (b)	3.50%	02/15/25	1,596,962
60,000	VICI Properties LP / VICI Note Co., Inc. (a) (b)	3.75%	02/15/27	56,845
2,000,000	VICI Properties LP / VICI Note Co., Inc. (a) (b)	4.63%	12/01/29	1,873,237
				18,264,894
	Commercial Printing – 0.9%
2,000,000	LABL, Inc. (a) (b)	6.75%	07/15/26	1,978,306
471,000	LABL, Inc. (a) (b)	10.50%	07/15/27	459,018
2,612,000	LABL, Inc. (a) (b)	9.50%	11/01/28	2,660,111
				5,097,435
	Construction & Engineering – 1.1%
2,445,000	Advanced Drainage Systems, Inc. (a) (b)	6.38%	06/15/30	2,442,529
3,855,000	Pike Corp. (a) (b)	5.50%	09/01/28	3,672,245
				6,114,774
	Construction Materials – 0.9%
74,000	GYP Holdings III Corp. (a) (b)	4.63%	05/01/29	68,438
5,167,000	Summit Materials LLC / Summit Materials Finance Corp. (a) (b)	5.25%	01/15/29	4,980,279
160,000	Summit Materials LLC / Summit Materials Finance Corp. (a) (b)	7.25%	01/15/31	165,091
				5,213,808
	Consumer Finance – 0.9%
3,056,000	FirstCash, Inc. (a) (b)	4.63%	09/01/28	2,868,062
2,269,000	FirstCash, Inc. (a) (b)	6.88%	03/01/32	2,252,861
				5,120,923
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Diversified Support Services – 0.3%
$901,000	Ritchie Bros Holdings, Inc. (a) (b)	6.75%	03/15/28	$911,130
625,000	Ritchie Bros Holdings, Inc. (a) (b)	7.75%	03/15/31	653,155
				1,564,285
	Electric Utilities – 0.4%
1,588,000	Vistra Operations Co. LLC (a) (b)	5.00%	07/31/27	1,536,863
641,000	Vistra Operations Co. LLC (a) (b)	7.75%	10/15/31	666,475
				2,203,338
	Electrical Components & Equipment – 0.1%
333,000	Sensata Technologies, Inc. (a) (b)	3.75%	02/15/31	287,568
	Environmental & Facilities Services – 0.9%
933,000	Allied Universal Holdco LLC (a) (b)	7.88%	02/15/31	931,021
4,419,000	Waste Pro USA, Inc. (a) (b)	5.50%	02/15/26	4,356,213
				5,287,234
	Fertilizers & Agricultural Chemicals – 0.3%
2,000,000	Scotts Miracle-Gro Co. (The) (b)	4.50%	10/15/29	1,801,169
	Financial Exchanges & Data – 0.4%
2,550,000	MSCI, Inc. (a) (b)	3.25%	08/15/33	2,096,476
	Food Distributors – 0.9%
603,000	US Foods, Inc. (a) (b)	4.75%	02/15/29	566,543
2,250,000	US Foods, Inc. (a) (b)	4.63%	06/01/30	2,067,649
2,078,000	US Foods, Inc. (a) (b)	7.25%	01/15/32	2,147,216
				4,781,408
	Health Care Facilities – 2.1%
1,510,000	Acadia Healthcare Co., Inc. (a) (b)	5.00%	04/15/29	1,424,888
2,218,000	HCA, Inc. (b)	5.88%	02/15/26	2,222,021
569,000	HCA, Inc. (b)	5.38%	09/01/26	567,157
7,842,000	Select Medical Corp. (a) (b)	6.25%	08/15/26	7,849,826
				12,063,892
	Health Care Supplies – 2.5%
9,847,000	Medline Borrower LP (a) (b)	3.88%	04/01/29	8,970,930
4,833,000	Medline Borrower LP (a) (b)	5.25%	10/01/29	4,559,700
428,000	Medline Borrower LP / Medline Co-Issuer, Inc. (a) (b)	6.25%	04/01/29	428,622
				13,959,252
	Health Care Technology – 1.3%
6,527,000	AthenaHealth Group, Inc. (a) (b)	6.50%	02/15/30	5,928,330
1,365,000	HealthEquity, Inc. (a) (b)	4.50%	10/01/29	1,252,105
				7,180,435
	Hotels, Resorts & Cruise Lines – 0.2%
937,000	Vail Resorts, Inc. (a) (b)	6.50%	05/15/32	943,717
289,000	Wyndham Hotels & Resorts, Inc. (a) (b)	4.38%	08/15/28	268,293
				1,212,010
	Household Products – 0.9%
2,733,000	Energizer Holdings, Inc. (a) (b)	6.50%	12/31/27	2,712,548
1,746,000	Energizer Holdings, Inc. (a) (b)	4.75%	06/15/28	1,612,391
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Household Products (Continued)
$650,000	Energizer Holdings, Inc. (a) (b)	4.38%	03/31/29	$578,437
				4,903,376
	Human Resource & Employment Services – 0.5%
1,913,000	TriNet Group, Inc. (a) (b)	7.13%	08/15/31	1,932,619
1,153,000	ZipRecruiter, Inc. (a) (b)	5.00%	01/15/30	1,001,040
				2,933,659
	Independent Power Producers & Energy Traders – 0.6%
3,627,000	Calpine Corp. (a) (b)	5.13%	03/15/28	3,458,820
	Industrial Conglomerates – 0.4%
2,116,000	Hillenbrand, Inc. (b)	6.25%	02/15/29	2,107,150
	Industrial Machinery & Supplies & Components – 1.3%
561,000	EMRLD Borrower LP / Emerald Co-Issuer, Inc. (a) (b)	6.63%	12/15/30	562,679
158,000	Gates Corp. (The) (a) (b)	6.88%	07/01/29	159,715
6,597,000	Gates Global LLC / Gates Corp. (a) (b)	6.25%	01/15/26	6,618,844
				7,341,238
	Insurance Brokers – 11.7%
11,724,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer (a) (b)	6.75%	10/15/27	11,501,721
7,588,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer (a) (b)	6.75%	04/15/28	7,607,661
210,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer (a) (b)	5.88%	11/01/29	195,581
3,710,000	AmWINS Group, Inc. (a) (b)	6.38%	02/15/29	3,703,230
7,828,000	AmWINS Group, Inc. (a) (b)	4.88%	06/30/29	7,202,722
10,162,000	AssuredPartners, Inc. (a) (b)	5.63%	01/15/29	9,465,785
1,996,000	AssuredPartners, Inc. (a) (b)	7.50%	02/15/32	1,985,874
1,247,000	Baldwin Insurance Group Holdings LLC / Baldwin Insurance Group Holdings Finance (a) (b)	7.13%	05/15/31	1,260,216
2,092,000	BroadStreet Partners, Inc. (a) (b)	5.88%	04/15/29	1,917,314
675,000	Brown & Brown, Inc. (b)	2.38%	03/15/31	552,758
2,101,000	GTCR AP Finance, Inc. (a) (b)	8.00%	05/15/27	2,104,841
4,934,000	HUB International Ltd (a) (b)	5.63%	12/01/29	4,582,964
925,000	HUB International Ltd (a) (b)	7.25%	06/15/30	940,474
4,625,000	HUB International Ltd (a) (b)	7.38%	01/31/32	4,644,307
4,606,000	Panther Escrow Issuer LLC (a) (b)	7.13%	06/01/31	4,648,152
3,801,000	Ryan Specialty LLC (a) (b)	4.38%	02/01/30	3,511,515
				65,825,115
	Integrated Telecommunication Services – 0.7%
5,814,000	Zayo Group Holdings, Inc. (a) (b)	6.13%	03/01/28	3,961,894
	Interactive Media & Services – 1.4%
8,270,000	Cars.com, Inc. (a) (b)	6.38%	11/01/28	8,131,044
	Internet Services & Infrastructure – 2.2%
6,210,000	Go Daddy Operating Co. LLC / GD Finance Co., Inc. (a) (b)	5.25%	12/01/27	6,047,265
7,217,000	Go Daddy Operating Co. LLC / GD Finance Co., Inc. (a) (b)	3.50%	03/01/29	6,453,453
				12,500,718
	Investment Banking & Brokerage – 0.2%
1,045,000	LPL Holdings, Inc. (a) (b)	4.63%	11/15/27	1,007,536
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	IT Consulting & Other Services – 0.4%
$613,000	Central Parent, Inc. / CDK Global, Inc. (a) (b)	7.25%	06/15/29	$616,836
2,000,000	Gartner, Inc. (a) (b)	4.50%	07/01/28	1,905,983
				2,522,819
	Leisure Facilities – 0.1%
283,000	SeaWorld Parks & Entertainment, Inc. (a) (b)	5.25%	08/15/29	264,835
313,000	Six Flags Entertainment Corp. / Six Flags Theme Parks, Inc. (a) (b)	6.63%	05/01/32	313,424
				578,259
	Leisure Products – 0.4%
1,413,000	Acushnet Co. (a) (b)	7.38%	10/15/28	1,454,457
611,000	Amer Sports Co. (a) (b)	6.75%	02/16/31	609,177
				2,063,634
	Managed Health Care – 2.6%
6,806,000	Centene Corp. (b)	4.25%	12/15/27	6,482,280
968,000	Molina Healthcare, Inc. (a) (b)	4.38%	06/15/28	901,467
4,000,000	Molina Healthcare, Inc. (a) (b)	3.88%	11/15/30	3,491,073
4,576,000	Molina Healthcare, Inc. (a) (b)	3.88%	05/15/32	3,876,022
				14,750,842
	Metal, Glass & Plastic Containers – 2.9%
903,000	Ball Corp. (b)	6.88%	03/15/28	922,558
4,227,000	Ball Corp. (b)	2.88%	08/15/30	3,574,987
5,419,000	Berry Global, Inc. (a) (b)	5.63%	07/15/27	5,352,201
1,460,000	Berry Global, Inc. (a) (b)	5.65%	01/15/34	1,426,327
75,000	Crown Americas LLC (b)	5.25%	04/01/30	72,163
4,321,000	Owens-Brockway Glass Container, Inc. (a) (b)	7.25%	05/15/31	4,311,763
650,000	Owens-Brockway Glass Container, Inc. (a) (b)	7.38%	06/01/32	650,600
				16,310,599
	Movies & Entertainment – 1.3%
4,380,000	Live Nation Entertainment, Inc. (a) (b)	5.63%	03/15/26	4,320,610
2,620,000	Live Nation Entertainment, Inc. (a) (b)	4.75%	10/15/27	2,484,355
394,000	WMG Acquisition Corp. (a) (b)	3.00%	02/15/31	333,741
				7,138,706
	Packaged Foods & Meats – 1.5%
1,198,000	Fiesta Purchaser, Inc. (a) (b)	7.88%	03/01/31	1,232,018
7,308,000	Post Holdings, Inc. (a) (b)	6.25%	02/15/32	7,273,795
				8,505,813
	Paper & Plastic Packaging Products & Materials – 4.6%
12,810,000	Graham Packaging Co., Inc. (a) (b)	7.13%	08/15/28	12,087,357
1,060,000	Graphic Packaging International LLC (a) (b)	3.75%	02/01/30	940,407
936,000	Graphic Packaging International LLC (a) (b)	6.38%	07/15/32	939,026
6,990,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer LLC (a) (b)	4.00%	10/15/27	6,530,149
180,000	Pactiv LLC (b)	7.95%	12/15/25	184,991
566,000	Sealed Air Corp. (a) (b)	5.00%	04/15/29	537,016
4,070,000	Sealed Air Corp. / Sealed Air Corp. US (a) (b)	6.13%	02/01/28	4,044,345
774,000	Verde Purchaser LLC (a) (b)	10.50%	11/30/30	816,718
				26,080,009
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Personal Care Products – 0.2%
$1,389,000	Prestige Brands, Inc. (a) (b)	5.13%	01/15/28	$1,339,505
	Pharmaceuticals – 1.2%
3,000,000	Charles River Laboratories International, Inc. (a) (b)	3.75%	03/15/29	2,716,610
1,483,000	Charles River Laboratories International, Inc. (a) (b)	4.00%	03/15/31	1,304,755
2,802,000	IQVIA, Inc. (a) (b)	6.50%	05/15/30	2,832,357
				6,853,722
	Rail Transportation – 0.2%
922,000	Genesee & Wyoming, Inc. (a) (b)	6.25%	04/15/32	912,469
	Real Estate Services – 0.3%
2,219,000	CoStar Group, Inc. (a) (b)	2.80%	07/15/30	1,881,761
	Research & Consulting Services – 1.4%
3,973,000	Clarivate Science Holdings Corp. (a) (b)	3.88%	07/01/28	3,641,461
3,114,000	Clarivate Science Holdings Corp. (a) (b)	4.88%	07/01/29	2,842,506
342,000	CoreLogic, Inc. (a) (b)	4.50%	05/01/28	309,275
900,000	Dun & Bradstreet Corp. (The) (a) (b)	5.00%	12/15/29	837,770
				7,631,012
	Restaurants – 1.1%
5,088,000	IRB Holding Corp. (a) (b)	7.00%	06/15/25	5,092,671
812,000	Raising Cane’s Restaurants LLC (a) (b)	9.38%	05/01/29	875,249
				5,967,920
	Security & Alarm Services – 0.3%
2,000,000	Brink’s Co. (The) (a) (b)	4.63%	10/15/27	1,911,072
	Specialized Consumer Services – 0.8%
4,932,000	Aramark Services, Inc. (a) (b)	5.00%	02/01/28	4,719,510
	Specialized Finance – 0.3%
2,392,000	Radiate Holdco LLC / Radiate Finance, Inc. (a) (b)	4.50%	09/15/26	1,778,500
	Specialty Chemicals – 1.4%
8,153,000	Avantor Funding, Inc. (a) (b)	4.63%	07/15/28	7,679,149
	Systems Software – 6.2%
2,724,000	Boxer Parent Co., Inc. (a) (b)	9.13%	03/01/26	2,736,682
765,000	Crowdstrike Holdings, Inc. (b)	3.00%	02/15/29	679,911
3,484,000	Gen Digital, Inc. (a) (b)	7.13%	09/30/30	3,544,806
1,000,000	Oracle Corp. (b)	6.15%	11/09/29	1,044,342
1,000,000	Oracle Corp. (b)	6.25%	11/09/32	1,055,380
1,796,000	Oracle Corp. (b)	6.50%	04/15/38	1,918,336
22,859,000	SS&C Technologies, Inc. (a) (b)	5.50%	09/30/27	22,403,969
1,643,000	SS&C Technologies, Inc. (a) (b)	6.50%	06/01/32	1,648,741
				35,032,167
	Trading Companies & Distributors – 1.9%
1,794,000	Herc Holdings, Inc. (a) (b)	5.50%	07/15/27	1,752,864
8,786,000	United Rentals North America, Inc. (a) (b)	6.00%	12/15/29	8,751,205
				10,504,069
	Transaction & Payment Processing Services – 0.1%
638,000	Boost Newco Borrower LLC (a) (b)	7.50%	01/15/31	661,716
	Total Corporate Bonds and Notes			493,798,328
	(Cost $513,337,939)
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2024
Principal Value	Description	Rate (c)	Stated Maturity (d)	Value
SENIOR FLOATING-RATE LOAN INTERESTS – 18.7%
	Application Software – 7.1%
$704,012	Applied Systems, Inc., 2024 Term Loan, 3 Mo. CME Term SOFR + 3.50%, 0.00% Floor (b)	8.81%	02/23/31	$711,023
8,565,357	Gainwell Acquisition Corp. (f/k/a Milano), Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.00%, 0.75% Floor (b)	9.41%	10/01/27	8,347,668
4,374,990	Genesys Cloud Services Holding II LLC (f/k/a Greeneden), Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.75% Floor (b)	8.83%	12/01/27	4,411,324
6,365,607	Informatica Corp., Initial Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.75%, 0.00% Floor (b)	8.19%	10/29/28	6,401,413
8,877,441	Internet Brands, Inc. (Web MD/MH Sub I. LLC), 2nd Lien Term Loan, 1 Mo. CME Term SOFR + 6.25%, 0.00% Floor (b)	11.58%	02/23/29	8,881,614
80,271	ION Trading Technologies Ltd., Initial Dollar Term Loan, 1 Mo. CME Term SOFR + 4.00%, 0.00% Floor (b)	9.34%	04/01/28	80,443
2,993,109	LogMeIn, Inc. (GoTo Group, Inc.), First Lien First Out TL, 1 Mo. CME Term SOFR + CSA + 4.75%, 0.00% Floor (b)	10.17%	04/30/28	2,822,247
2,457,982	LogMeIn, Inc. (GoTo Group, Inc.), First Lien Second Out TL, 1 Mo. CME Term SOFR + CSA + 4.75%, 0.00% Floor (b)	10.17%	04/30/28	1,523,949
2,992,327	Solera Holdings, Inc. (Polaris Newco), Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.00%, 0.50% Floor (b)	9.59%	06/04/28	2,997,669
3,745,039	Ultimate Kronos Group (UKG, Inc.), 2024 Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.00% Floor (b)	8.82%	02/10/31	3,777,640
				39,954,990
	Diversified Support Services – 0.5%
2,992,327	Consilio (Skopima Consilio Parent LLC), Initial Term Loan, 1 Mo. CME Term SOFR + CSA + 4.00%, 0.50% Floor (b)	9.44%	05/17/28	2,992,642
	Electronic Equipment & Instruments – 0.5%
2,905,963	Verifone Systems, Inc., Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.00%, 0.00% Floor (b)	9.60%	08/20/25	2,516,084
	Health Care Facilities – 0.8%
443,128	Gentiva Health Services, Inc. (Kindred at Home/Charlotte Buyer), Initial Term B Loan, 1 Mo. CME Term SOFR + 5.25%, 0.50% Floor (b)	10.57%	02/11/28	446,527
1,718,438	IVC Evidensia (IVC Acquisition Midco Ltd.), Facility B9, 3 Mo. CME Term SOFR + 5.50%, 0.50% Floor (b)	10.81%	12/06/28	1,725,604
2,333,040	Select Medical Corp., Tranche B-1, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor (b)	8.33%	03/08/27	2,345,428
				4,517,559
	Health Care Technology – 3.2%
1,940,698	Datavant Group (f/k/a Ciox) (CT Technologies Intermediate Holdings, Inc.), New Term Loan B, 1 Mo. CME Term SOFR + CSA + 4.25%, 0.75% Floor (b)	9.69%	12/16/25	1,944,744
9,295,770	Navicure, Inc. (Waystar Technologies, Inc.), 2024 Refi Term Loan, 1 Mo. CME Term SOFR + 4.00%, 0.00% Floor (b)	9.33%	10/22/29	9,336,439
6,800,000	Verscend Technologies, Inc. (Cotiviti), Fixed Rate Term Loan, 1 Mo. Fixed + 0.00%, 0.00% Floor (b)	7.63%	05/01/31	6,773,072
92,242	WS Audiology (Auris Lux III SARL), USD Term Loan B, 6 Mo. CME Term SOFR + CSA + 4.25%, 0.00% Floor (b)	9.99%	02/08/29	92,589
				18,146,844
	Industrial Machinery & Supplies & Components – 0.8%
4,302,024	Filtration Group Corp., 2021 Incremental Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.50% Floor (b)	8.94%	10/21/28	4,329,256
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2024
Principal Value	Description	Rate (c)	Stated Maturity (d)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Insurance Brokers – 4.8%
$440,791	Alliant Holdings I LLC, Term Loan B-6, 1 Mo. CME Term SOFR + 3.50%, 0.50% Floor (b)	8.82%	11/06/30	$443,066
6,291,631	BroadStreet Partners, Inc., Term Loan B-4, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor (b)	8.59%	06/14/31	6,325,920
7,988	HUB International Ltd., 2024 Refi Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.75% Floor (b)	8.58%	06/20/30	8,050
3,186,985	HUB International Ltd., 2024 Refi Term Loan B, 3 Mo. CME Term SOFR + 3.25%, 0.75% Floor	8.57%	06/20/30	3,211,811
6,404,650	OneDigital Borrower LLC, Term Loan B, 1 Mo. CME Term SOFR + CSA + 4.25%, 0.50% Floor (b)	9.68%	11/16/27	6,448,842
5,308,425	Ryan Specialty Group LLC, 2024 Term Loan, 1 Mo. CME Term SOFR + 2.75%, 0.75% Floor (b)	8.08%	09/01/27	5,350,229
2,101,934	Truist Insurance Holdings LLC (McGriff/Panther Escrow), Second Lien Term Loan, 2 Mo. CME Term SOFR + 4.75%, 0.00% Floor (b)	10.09%	05/06/32	2,153,169
3,258,649	USI, Inc., 2030 Term Loan B, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor (b)	8.08%	09/29/30	3,270,576
				27,211,663
	Integrated Telecommunication Services – 0.1%
448,562	Numericable (Altice France SA or SFR), Term Loan B-13, 3 Mo. Synthetic USD LIBOR + 4.00%, 0.00% Floor (b)	9.58%	08/14/26	363,818
	Metal, Glass & Plastic Containers – 0.5%
3,019,147	ProAmpac PG Borrower LLC, 2024 Refi Term Loan B, 4 Mo. CME Term SOFR + 4.00%, 0.75% Floor (b)	9.32%-9.33%	09/15/28	3,042,922
	Security & Alarm Services – 0.1%
725,035	Garda World Security Corp., 2024 Refi Term Loan, 3 Mo. CME Term SOFR + 4.25%, 0.00% Floor (b)	9.58%	02/01/29	732,920
	Specialized Finance – 0.2%
1,532,974	Radiate Holdco LLC (Astound), Amendment No. 6 Term Loan, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.75% Floor (b)	8.69%	09/25/26	1,214,644
	Systems Software – 0.1%
244,731	Idera, Inc., 2nd Lien Term Loan, 3 Mo. CME Term SOFR + CSA + 6.75%, 0.75% Floor (b)	12.23%	03/02/29	238,613
	Total Senior Floating-Rate Loan Interests			105,261,955
	(Cost $105,534,746)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES – 15.3%
	Application Software – 3.9%
1,721,000	ION Trading Technologies Sarl (a) (b)	5.75%	05/15/28	1,565,190
11,666,000	Open Text Corp. (a) (b)	6.90%	12/01/27	11,978,264
6,881,000	Open Text Corp. (a) (b)	3.88%	02/15/28	6,329,531
2,108,000	Open Text Corp. (a) (b)	3.88%	12/01/29	1,857,956
				21,730,941
	Automotive Parts & Equipment – 1.5%
8,691,000	Clarios Global LP / Clarios US Finance Co. (a) (b)	8.50%	05/15/27	8,762,988
	Building Products – 0.2%
973,000	Cemex SAB de CV (a)	5.45%	11/19/29	950,242
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Casinos & Gaming – 0.0%
$140,000	Flutter Treasury Designated Activity Co (a) (b)	6.38%	04/29/29	$140,805
	Environmental & Facilities Services – 1.6%
473,000	GFL Environmental, Inc. (a) (b)	3.75%	08/01/25	462,117
3,000,000	GFL Environmental, Inc. (a) (b)	5.13%	12/15/26	2,945,715
1,300,000	GFL Environmental, Inc. (a) (b)	4.00%	08/01/28	1,189,916
1,686,000	GFL Environmental, Inc. (a) (b)	4.75%	06/15/29	1,571,001
2,750,000	GFL Environmental, Inc. (a) (b)	6.75%	01/15/31	2,808,484
				8,977,233
	Integrated Telecommunication Services – 1.2%
2,542,000	Altice France Holding SA (a)	10.50%	05/15/27	942,986
2,511,000	Altice France SA (a) (b)	5.50%	01/15/28	1,760,761
1,000,000	Altice France SA (a) (b)	5.13%	01/15/29	676,690
5,117,000	Altice France SA (a) (b)	5.13%	07/15/29	3,441,449
				6,821,886
	IT Consulting & Other Services – 0.5%
3,464,000	Elastic NV (a) (b)	4.13%	07/15/29	3,100,294
	Metal, Glass & Plastic Containers – 1.3%
7,245,000	Trivium Packaging Finance BV (a) (b)	5.50%	08/15/26	7,148,474
	Restaurants – 2.2%
14,344,000	1011778 BC ULC / New Red Finance, Inc. (a) (b)	4.00%	10/15/30	12,491,516
	Security & Alarm Services – 1.1%
2,000,000	Garda World Security Corp. (a) (b)	9.50%	11/01/27	2,003,222
4,034,000	Garda World Security Corp. (a) (b)	7.75%	02/15/28	4,099,552
				6,102,774
	Trading Companies & Distributors – 1.0%
2,721,000	VistaJet Malta Finance PLC / Vista Management Holding, Inc. (a) (b)	7.88%	05/01/27	2,466,009
3,858,000	VistaJet Malta Finance PLC / Vista Management Holding, Inc. (a) (b)	6.38%	02/01/30	3,100,841
				5,566,850
	Transaction & Payment Processing Services – 0.8%
4,738,000	Paysafe Finance PLC / Paysafe Holdings US Corp. (a) (b)	4.00%	06/15/29	4,313,916
	Total Foreign Corporate Bonds and Notes			86,107,919
	(Cost $89,471,027)

Shares	Description	Value
COMMON STOCKS – 0.0%
	Pharmaceuticals – 0.0%
220,989	Akorn, Inc. (e) (f) (g)	16,906
	(Cost $2,534,056)
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2024
Shares	Description	Value
MONEY MARKET FUNDS – 0.2%
1,009,138	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.15% (b) (h)	$1,009,138
	(Cost $1,009,138)
	Total Investments – 121.9%	686,194,246
	(Cost $711,886,906)
	Outstanding Loan – (23.3)%	(131,000,000)
	Net Other Assets and Liabilities – 1.4%	7,898,887
	Net Assets – 100.0%	$563,093,133

(a)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At May 31, 2024, securities noted as such amounted to $530,691,801 or 94.2%
of net assets.

(b)	All or a portion of this security serves as collateral for the outstanding loan. At May 31, 2024, the segregated value of these securities amounts to $677,340,646.
(c)
Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the SOFR obtained from the U.S. Department of the Treasury’s Office of Financial Research or another major financial institution, (ii) the lending rate offered by one or more major European banks, such as the synthetic LIBOR, (iii) the prime rate offered by one or more
United States banks or (iv) the certificate of deposit rate. Certain Senior Loans are subject to a SOFR or synthetic LIBOR floor that establishes a minimum SOFR or synthetic LIBOR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical SOFR or synthetic LIBOR period, spread and floor, but different SOFR or synthetic LIBOR reset dates.

(d)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(e)	This issuer has filed for protection in bankruptcy court.
(f)
Security received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers (see Note 2E - Restricted Securities in the Notes to Financial Statements).

(g)	Non-income producing security.
(h)	Rate shown reflects yield as of May 31, 2024.

Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
LIBOR	– London Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
USD	– United States Dollar
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Portfolio of Investments (Continued)
May 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of May 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 5/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes*	$493,798,328	$—	$493,798,328	$—
Senior Floating-Rate Loan Interests*	105,261,955	—	105,261,955	—
Foreign Corporate Bonds and Notes*	86,107,919	—	86,107,919	—
Common Stocks*	16,906	—	16,906	—
Money Market Funds	1,009,138	1,009,138	—	—
Total Investments	$686,194,246	$1,009,138	$685,185,108	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Statement of Assets and Liabilities
May 31, 2024

ASSETS:
Investments, at value	$ 686,194,246
Cash	84,228
Receivables:
Interest	9,759,420
Investment securities sold	7,143,923
Reclaims	159
Prepaid expenses	31,254
Total Assets	703,213,230
LIABILITIES:
Outstanding loan	131,000,000
Payables:
Investment securities purchased	7,352,934
Investment advisory fees	793,975
Interest and fees on loan	782,565
Audit and tax fees	73,143
Administrative fees	37,424
Shareholder reporting fees	36,066
Custodian fees	18,821
Legal fees	12,442
Trustees’ fees and expenses	8,616
Transfer agent fees	1,933
Financial reporting fees	771
Other liabilities	1,407
Total Liabilities	140,120,097
NET ASSETS	$563,093,133
NET ASSETS consist of:
Paid-in capital	$ 690,142,097
Par value	367,730
Accumulated distributable earnings (loss)	(127,416,694)
NET ASSETS	$563,093,133
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$15.31
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	36,772,989
Investments, at cost	$711,886,906
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Statement of Operations
For the Year Ended May 31, 2024

INVESTMENT INCOME:
Interest	$ 51,206,846
Other	78,411
Total investment income	51,285,257
EXPENSES:
Investment advisory fees	9,370,251
Interest and fees on loan	8,656,138
Administrative fees	354,966
Legal fees	197,796
Shareholder reporting fees	126,425
Audit and tax fees	78,302
Custodian fees	47,332
Listing expense	36,217
Trustees’ fees and expenses	34,645
Transfer agent fees	19,985
Financial reporting fees	9,250
Licensing fees	1,806
Other	28,561
Total expenses	18,961,674
NET INVESTMENT INCOME (LOSS)	32,323,583
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(27,380,921)
Swap contracts	(147,114)
Net realized gain (loss)	(27,528,035)
Net change in unrealized appreciation (depreciation) on investments	49,264,479
NET REALIZED AND UNREALIZED GAIN (LOSS)	21,736,444
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 54,060,027
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Statements of Changes in Net Assets

	Year Ended 5/31/2024	Year Ended 5/31/2023
OPERATIONS:
Net investment income (loss)	$ 32,323,583	$ 33,809,782
Net realized gain (loss)	(27,528,035)	(66,424,648)
Net change in unrealized appreciation (depreciation)	49,264,479	13,008,655
Net increase (decrease) in net assets resulting from operations	54,060,027	(19,606,211)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(33,594,516)	(35,642,807)
Return of capital	(23,771,347)	(21,134,688)
Total distributions to shareholders	(57,365,863)	(56,777,495)
Total increase (decrease) in net assets	(3,305,836)	(76,383,706)
NET ASSETS:
Beginning of period	566,398,969	642,782,675
End of period	$ 563,093,133	$ 566,398,969
COMMON SHARES:
Common Shares at end of period	36,772,989	36,772,989
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Statement of Cash Flows
For the Year Ended May 31, 2024

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$54,060,027
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(539,522,650)
Sales, maturities and paydown of investments	559,329,079
Net amortization/accretion of premiums/discounts on investments	(3,248,909)
Net realized gain/loss on investments	27,380,921
Net change in unrealized appreciation/depreciation on investments	(49,264,479)
Changes in assets and liabilities:
Decrease in interest receivable	584,770
Increase in reclaims receivable	(159)
Decrease in prepaid expenses	276
Increase in interest and fees payable on loan	41,714
Increase in investment advisory fees payable	699
Increase in audit and tax fees payable	19,182
Decrease in legal fees payable	(10,975)
Increase in shareholder reporting fees payable	7,095
Decrease in administrative fees payable	(2,276)
Increase in custodian fees payable	11,608
Increase in transfer agent fees payable	416
Increase in trustees’ fees and expenses payable	869
Decrease in other liabilities payable	(3,516)
Cash provided by operating activities		$49,383,692
Cash flows from financing activities:
Distributions to Common Shareholders from investment operations	(33,594,516)
Distributions to Common Shareholders from return of capital	(23,771,347)
Repayment of borrowing	(198,000,000)
Proceeds from borrowing	206,000,000
Cash used in financing activities		(49,365,863)
Increase in cash		17,829
Cash at beginning of period		66,399
Cash at end of period		$84,228
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$8,614,424
See Notes to Financial Statements

First Trust High Yield Opportunities 2027 Term Fund (FTHY)
Financial Highlights
For a Common Share outstanding throughout each period

	Year Ended			Period Ended 5/31/2021 (a)
5/31/2024	5/31/2023	5/31/2022
Net asset value, beginning of period	$ 15.40	$ 17.48	$ 21.13	$ 20.00
Income from investment operations:
Net investment income (loss)	0.88 (b)	0.92	1.16	1.08
Net realized and unrealized gain (loss)	0.59	(1.46)	(3.14)	1.12
Total from investment operations	1.47	(0.54)	(1.98)	2.20
Distributions paid to shareholders from:
Net investment income	(0.91)	(0.97)	(1.29)	(1.07)
Net realized gain	—	—	(0.38)	—
Return of capital	(0.65)	(0.57)	—	—
Total distributions paid to Common Shareholders	(1.56)	(1.54)	(1.67)	(1.07)
Net asset value, end of period	$15.31	$15.40	$17.48	$21.13
Market value, end of period	$14.10	$13.52	$16.07	$19.86
Total return based on net asset value (c)	11.27%	(1.86)%	(9.73)%	11.49%
Total return based on market value (c)	16.72%	(6.27)%	(11.70)%	4.79%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 563,093	$ 566,399	$ 642,783	$ 776,142
Ratio of total expenses to average net assets	3.34%	3.05%	2.41%	2.28% (d)
Ratio of total expenses to average net assets excluding interest expense	1.82%	1.86%	2.02%	1.93% (d)
Ratio of net investment income (loss) to average net assets	5.69%	5.75%	5.81%	5.62% (d)
Portfolio turnover rate	52%	35%	39%	54%
Indebtedness:
Total loan outstanding (in 000’s)	$ 131,000	$ 123,000	$ 278,000	$ 309,000
Asset coverage per $1,000 of indebtedness (e)	$ 5,298	$ 5,605	$ 3,312	$ 3,512

(a)	The Fund was seeded on May 21, 2020 and commenced operations on June 25, 2020.
(b)	Based on average shares outstanding.
(c)
Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in
Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(d)	Annualized.
(e)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2024
1. Organization
First Trust High Yield Opportunities 2027 Term Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 25, 2020, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FTHY” on the New York Stock Exchange (“NYSE”).
The investment objective of the Fund is to provide current income. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its Managed Assets in high yield debt securities of any maturity that are rated below investment grade at the time of purchase or unrated securities determined by the Advisor (as defined below) to be of comparable quality. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. High yield debt securities include U.S. and non-U.S. corporate debt obligations and senior secured floating rate loans (“Senior Loans”)(1). Securities rated below investment grade are commonly referred to as “junk” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Senior Loans are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the third-party pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, the Advisor’s Pricing Committee may value such Senior Loan at a fair value according to procedures approved by the Fund’s Board of Trustees, and in accordance with the provisions of the 1940 Act and rules thereunder. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:
 1)
the most recent price provided by a pricing service;

(1)The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2024
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the borrower/issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of the security;
 6)
the financial statements of the borrower/issuer, or the financial condition of the country of issue;
 7)
the credit quality and cash flow of the borrower/issuer, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities (or equity securities) of the borrower/issuer, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management;
13)
the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
14)
the borrower’s competitive position within the industry;
15)
the borrower’s ability to access additional liquidity through public and/or private markets; and
16)
other relevant factors.
Corporate bonds, corporate notes, and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Credit default swaps are fair valued using a third-party pricing service or, if the third-party pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2024
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•
Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•
Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
 o
Quoted prices for similar investments in active markets.
 o
Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
 o
Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
 o
Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•
Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of May 31, 2024, is included with the Fund’s Portfolio of Investments.
B. Swap Agreements
The Fund may enter into credit default swap contracts (“CDS”) for investment purposes or to manage credit risk. A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. Swap agreements may be privately negotiated in the over-the-counter market as a bilateral contract or centrally cleared. The Fund may also use credit default swap indices (“CDX”) to take on additional credit risk and obtain exposure to the high yield debt market.
A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value,” of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by the Counterparty, the Fund will seek withdrawal of this collateral and may incur certain costs exercising its right with respect to the collateral. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2024
in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Cash deposited is segregated and included in “Cash segregated as collateral for open swap contracts” on the Statement of Assets and Liabilities. The daily change in valuation of centrally cleared swaps is included in “variation margin on swaps payable” in the Statement of Assets and Liabilities. Payments received from (paid to) the Counterparty, including at termination, are recorded as “net realized gain (loss) on swap contracts” on the Statement of Operations.
Credit default swap contracts are marked to market daily based upon quotations from brokers, market makers or an independent pricing service and the change in value, if any, is recorded as unrealized appreciation (depreciation). For a credit default swap contract sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the reference debt obligation purchased/received. At May 31, 2024, the Fund had no swap contracts.
C. Security Transactions and Investment Income
Security transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized to the earliest call date of each respective borrowing.
The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates the London Interbank Offered Rates (“LIBOR”), ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. The overnight and 12-month USD LIBOR settings permanently ceased as of June 30, 2023. The FCA announced that the 1-, 3- and 6-month USD LIBOR settings will continue to be published using a synthetic methodology to serve as a fallback for non-U.S. contracts until September 2024. In response to the discontinuation of LIBOR, investors have added fallback provisions to existing contracts for investments whose value is tied to LIBOR, with most fallback provisions requiring the adoption of the Secured Overnight Financing Rate (“SOFR”) as a replacement rate. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At May 31, 2024, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
D. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. Unfunded loan commitments are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. In connection with these commitments, the Fund earns a commitment fee typically set as a percentage of the commitment amount. The commitment fees, if any, are included in “Other” under Investment Income on the Statement of Operations. The Fund had no unfunded loan commitments as of May 31, 2024.
E. Restricted Securities
The Fund holds restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of May 31, 2024, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security.

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2024
Security	Acquisition Date	Shares	Current Price	Carrying Cost	Value	% of Net Assets
Akorn, Inc.	10/15/2020	220,989	$0.08	$2,534,056	$16,906	0.00%†
† Amount is less than 0.01%.
F. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended May 31, 2024, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $1,808,625 and a decrease in accumulated net realized gain (loss) of $1,808,625. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by this reclassification.
The tax character of distributions paid by the Fund during the fiscal years ended May 31, 2024 and 2023, was as follows:
Distributions paid from:	2024	2023
Ordinary income	$33,594,516	$35,642,807
Return of capital	23,771,347	21,134,688
As of May 31, 2024, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(99,241,876)
Net unrealized appreciation (depreciation)	(28,174,818)
Total accumulated earnings (losses)	(127,416,694)
Other	—
Paid-in capital	690,509,827
Total net assets	$563,093,133
G. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At May 31, 2024, the Fund had non-expiring capital loss carryforwards available for federal income tax purposes of $99,241,876.

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2024
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended May 31, 2024, the Fund had no net late year ordinary or capital losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2021, 2022, 2023, and 2024 remain open to federal and state audit. As of May 31, 2024, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
As of May 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$714,369,064	$5,851,858	$(34,026,676)	$(28,174,818)
H. Expenses
The Fund will pay all expenses directly related to its operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.35% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the fiscal year ended May 31, 2024, were $353,769,547 and $375,261,543, respectively.

Notes to Financial Statements (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2024
5. Derivative Transactions
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation), if any, recognized for the fiscal year ended May 31, 2024, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument. The Fund did not hold any derivative instruments as of May 31, 2024.
Statement of Operations Location
Net realized gain (loss) on swap contracts	$(147,114)
The Fund entered into credit default swap agreements on June 1, 2023. For the period June 1, 2023 through June 6, 2023, the average notional value of credit default swaps was $15,000,000. There were no open credit default swaps at May 31, 2024.
6. Borrowings
The Fund has a committed facility agreement (the “Credit Agreement”) with The Toronto-Dominion Bank, New York Branch that has a maximum commitment amount of $280,000,000. Prior to June 7, 2023, the maximum commitment amount was $315,000,000. The borrowing rate under the facility is equal to Term SOFR plus 1.05%. In addition, under the facility, the Fund pays a commitment fee of 0.35% on the undrawn amount of such facility when the utilization is below 90% of the maximum commitment amount. Prior to July 20, 2023, the borrowing rate under the facility was equal to Term SOFR plus 0.80% plus a credit spread adjustment of 0.10% and the commitment fee was 0.30%. For the fiscal year ended May 31, 2024, the average amount outstanding was $126,510,929 with a weighted average interest rate of 6.34%. As of May 31, 2024, the Fund had outstanding borrowings of $131,000,000, which approximates fair value, under the Credit Agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. The high and low annual interest rates for the fiscal year ended May 31, 2024 were 5.98% and 6.48%, respectively. The weighted average interest rate at May 31, 2024 was 6.38%.
7. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:
Effective July 19, 2024, the Credit Agreement with The Toronto-Dominion Bank, New York Branch, was amended. The maximum commitment amount was reduced to $230,000,000, and the unused commitment fee rate was modified to equal 0.35% per annum, unless the average daily principal outstanding amount during the applicable interest period is less than $130,000,000, in which case the unused commitment fee rate will equal 0.40% per annum.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust High Yield Opportunities 2027 Term Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust High Yield Opportunities 2027 Term Fund (the “Fund”), including the portfolio of investments, as of May 31, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended May 31, 2024, 2023 and 2022, and for the period from June 25, 2020 (commencement of operations) through May 31, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2024, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the year ended May 31, 2024, 2023 and 2022, and for the period from June 25, 2020 (commencement of operations) through May 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2024, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
July 25, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2024 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)
If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)
If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 43006, Providence, RI 02940-3006.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891 or emailing info@ftportfolios.com; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2024 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Tax Information
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended May 31, 2024, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.
Distributions paid to foreign shareholders during the Fund’s fiscal year ended May 31, 2024, that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of September 13, 2023, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on September 11, 2023. At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of the First Trust High Yield Opportunities 2027 Term Fund as Class I Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2026. The number of votes cast in favor of Mr. Erickson was 28,358,536 and the number of votes withheld was 1,365,508. The number of votes cast in favor of Mr. Kadlec was 28,279,066 and the number of votes withheld was 1,444,978. James A. Bowen, Denise M. Keefe, Robert F. Keith, Niel B. Nielson, and Bronwyn Wright are the other current and continuing Trustees.
Amended and Restated By-Laws
On June 22, 2023, the Board of Trustees of the Fund amended and restated its existing Amended and Restated By-Laws (and as so amended and restated, the “By-Laws”), effective immediately. The By-Laws were revised to rescind Article XII and its accompanying control share provisions, along with other conforming amendments.
The foregoing description is qualified in its entirety by reference to the full text of the By-Laws, a copy of which can be found in the Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission on June 23, 2023, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at the Fund’s principal executive office.
Board of Trustees
Effective September 10, 2023, the exchange-traded funds, closed-end funds, mutual funds and variable insurance funds (collectively, the “Funds”) advised by First Trust Advisors L.P. (“FTA”) announced the appointment of Ms. Bronwyn Wright as a Trustee of all Funds except the exchange-traded funds included in the First Trust Exchange-Traded Fund. Ms. Wright has acted as an independent director to a number of Irish collective investment funds since 2009. Ms. Wright is a former Managing Director of Citibank Europe plc and Head of Securities and Fund Services for Citi Ireland. In these positions, she was responsible for the management and strategic direction of Citi Ireland’s securities and fund services business which included funds, custody, security finance/lending and global agency and trust. She also had responsibility for leading, managing and growing the Trustee, Custodian and Depositary business in Ireland, the United Kingdom, Luxembourg, Jersey and Cayman.

Investment Objective, Policies, Risks and Effects of Leverage
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2024 (Unaudited)
Changes Occurring During the Prior Fiscal Year
The following information is a summary of certain changes during the most recent fiscal year ended May 31, 2024. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
During the Fund’s most recent fiscal year, there were no material changes to the Fund’s investment objective or policies that have not been approved by shareholders or in the principal risk factors associated with an investment in the Fund.
Investment Objective
The Fund’s investment objective is to provide current income.
Principal Investment Policies
The Fund invests at least 80% of its Managed Assets (as defined below) in high yield debt securities of any maturity that are rated below investment grade (rated below “BBB-” by S&P Global Ratings (“S&P”) and Fitch Ratings, a part of the Fitch Group (“Fitch”), or below “Baa3” by Moody’s Investor Services, Inc. (“Moody’s”)) at the time of purchase or unrated securities determined by the Advisor to be of comparable quality.  Such securities include U.S and non-U.S. corporate debt obligations and senior, secured floating rate loans (“Senior Loans”).
“Managed Assets” means the average daily gross asset value of the Fund (which includes assets attributable to the Fund’s preferred shares of beneficial interest (“Preferred Shares”), if any, and the principal amount of any borrowings or commercial paper or notes issued by the Fund), minus the sum of the Fund’s accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings of money incurred or of commercial paper or notes issued by the Fund).
Under normal market circumstances:
•
The Fund may invest up to 20% of its Managed Assets in (i) investment grade corporate debt obligations, (ii) U.S. and non-U.S. government debt securities, (iii) warrants and equity securities, including common stock and other equity securities acquired in connection with the restructuring of the debt of an issuer, the reorganization of a Senior Loan or as part of a package of securities acquired together with the Senior Loans of an issuer, and (iv) investment companies;
•
The Fund may invest no more than 20% of its Managed Assets in corporate debt obligations that, at the time of purchase using the highest available rating, either are rated “CCC+” or lower by S&P or Fitch, or “Caa1” or lower by Moody’s, or comparably rated by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Advisor to be of comparable quality;
•
The Fund may invest no more than 25% of its Managed Assets in any single industry in the corporate debt market; and
•
The Fund may not invest more than 5% of its Managed Assets in securities issued by a single issuer, other than securities issued by the U.S. government.
The Fund’s investments may include: (i) securities of issuers located in countries considered to be emerging markets, which may entail additional risks; and (ii) defaulted or distressed securities (i.e., securities of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings).  The Fund may use certain credit derivatives to take on additional credit risk and obtain exposure to the high yield corporate debt market.  If used, these instruments will be considered to be an investment in high yield debt securities for the purposes of the Fund’s investment policy to invest, under normal market conditions, at least 80% of its Managed Assets in high yield debt securities that are rated below investment grade at the time of purchase or unrated securities determined by the Advisor to be of comparable quality.  The Fund primarily uses total return swaps and credit default swaps to gain such exposure to high yield debt securities as part of its investment strategy. The Fund also may use credit default swap indices (“CDX”) to take on additional credit risk and obtain exposure to the high yield debt market. The Fund may use CDX exposure in two ways: when the Fund is a buyer of CDX credit protection, it seeks to hedge its exposure to volatility in the high yield debt market; when the Fund is a seller of CDX credit protection, it seeks to gain exposure to the high yield debt market, similar to investing directly in a basket of high yield debt securities. The CDX investments in which the Fund will invest are cleared on an exchange. The Fund’s usage of total return swaps, credit default swaps and other derivative transactions other than for hedging purposes may not exceed 20% of the Fund’s Managed Assets, as measured by the total notional amount of such instruments.  The Fund may also enter into futures contracts and options on futures contracts, and may, but is not required to, use various other derivative transactions to seek to manage the risks of the Fund’s portfolio securities or for other purposes to the extent the Advisor determines that the use of such transactions is consistent with the Fund’s investment objective, policies and applicable regulatory requirements.

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2024 (Unaudited)
To the extent the Fund enters into derivatives transactions, it will do so pursuant to Rule 18f-4 under the 1940 Act. Rule 18f-4 requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.
The Fund intends to liquidate and distribute substantially all of its net assets to shareholders on or about August 1, 2027 (the “Termination Date”).  The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches.  In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the Termination Date.  The Fund’s investment objective and policies are not designed to seek to return to investors that purchased Common Shares in the initial offering their initial investment of $20.00 per Common Share on the Termination Date, and such investors and investors that purchased Common Shares after the completion of the initial offering may receive more or less than their original investment upon termination.
During temporary defensive periods and the period in which the Fund is approaching its Termination Date (i.e., the “wind-down” period during which the Fund may begin liquidating its portfolio in anticipation of the Termination Date, which period is expected to begin six months prior to the Termination Date), the Fund may deviate from its investment policies and objective.  During such periods, the Fund may invest up to 100% of its Managed Assets in cash or short-term investments, including high quality, short-term securities, or may invest in short- or intermediate-term U.S. Treasury securities.  There can be no assurance that such techniques will be successful, and during such periods, the Fund may not achieve its investment objective.
The Fund currently uses (and may continue to use) leverage to seek to achieve its investment objective.  The Fund anticipates that, under normal market conditions, it will employ leverage through borrowings from banks or other financial institutions in the amount of approximately 30% of the Fund’s Managed Assets.  The costs associated with any issuance and use of leverage are borne by Common Shareholders.  The use of leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the Common Shares.  There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.  Under normal market conditions, the Fund seeks to limit its overall effective leverage (which represents the combination of economic leverage, which is when the Fund seeks the right to a return on a capital base that exceeds the investment which the Fund has contributed to the instrument seeking a return) and the Fund’s senior securities (as defined under the 1940 Act)) to 40% of its Managed Assets.
Fundamental Investment Policies
The Fund, as a fundamental policy, may not:
1) With respect to 75% of its total assets, purchase any securities if, as a result (i) more than 5% of the Fund’s total assets would then be invested in securities of any single issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that Government securities (as defined in the 1940 Act), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation;
2) Purchase or sell real estate or commodities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction;
3) Borrow money except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction;
4) Issue senior securities except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction;
5) Underwrite the securities of other issuers except (a) to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities; and (b) as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction;

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2024 (Unaudited)
6) Make loans except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction; or
7) Purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in securities of issuers in a single industry, except that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities.
Except as noted above, the foregoing fundamental investment policies cannot be changed without approval by holders of a “majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act, which includes Common Shares and Preferred Shares, if any, voting together as a single class, and of the holders of the outstanding Preferred Shares, if any, voting as a single class.  Under the 1940 Act, a “majority of the outstanding voting securities” means (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.
The foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
CDX Risk. CDX is an equally-weighted index of credit default swaps that is designed to track a representative segment of the credit default swap market (e.g., high yield). A credit default swap is a financial derivative that allows an investor to swap or offset their credit risk with that of another investor. CDX provides exposure to a basket of underlying credit default swaps in lieu of buying or selling credit default swaps on individual debt securities. The CDX investments in which the Fund will invest are cleared on an exchange. Regardless of whether the Fund buys or sells CDX credit protection, such investments can result in gains or losses that may exceed gains or losses the Fund would have incurred investing directly in high yield debt securities, which may impact the Fund’s net asset value. It is also possible that returns from CDX investments may not correlate with returns of the broader high yield credit market. There are additional costs associated with investing in CDX, including the payment of premiums when the Fund is a buyer of CDX credit protection. When the Fund sells CDX credit protection, it assumes additional credit risk. Investment exposure to CDX credit protection is subject to the risks of the underlying credit default swap obligations, which include general market risk, liquidity risk, credit risk and counterparty risk. Counterparty risk may be mitigated somewhat compared to buying or selling credit protection using individual credit default swaps because CDX investments are cleared on an exchange.

Consumer Discretionary Companies Risk. Consumer discretionary companies, such as retailers, media companies and consumer services companies, provide non-essential goods and services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

Corporate Debt Obligations Risk. The market value of corporate debt obligations generally may be expected to rise and fall inversely with interest rates. The market value of corporate debt obligations also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate debt may not be able to meet their obligations on interest and/or principal payments at the time called for by an instrument.

Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2024 (Unaudited)
ratings of securities held by the Fund or such credit rating agency’s ability to evaluate creditworthiness and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that the issuer or other obligated party of a debt security in the Fund’s portfolio will fail to pay, or it is perceived that it will fail to pay, dividends or interest and/or repay principal, when due. Below-investment grade instruments, including instruments that are not rated but judged to be of comparable quality, are commonly referred to as high yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are more susceptible to default or decline in market value than investment grade securities due to adverse economic and business developments. High yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high yield market which may depress the price and liquidity of high yield securities; (v) volatility; and (vi) liquidity.

Credit Default Swaps Risk. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk, counterparty risk and credit risks. With respect to a reference obligation, a buyer will lose its investment and recover nothing should no event of default occur. For a seller, if an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value. When the Fund acts as a seller of a credit default swap agreement, it is exposed to the risks of leverage since if an event of default occurs with respect to a reference obligation, the seller must pay the buyer the full notional value of the reference obligation.

Current Market Conditions Risk. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and expect to continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. The COVID-19 global pandemic, or any future public health crisis, and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2024 (Unaudited)
unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent or custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future.

Defaulted and Distressed Securities Risk. The Fund may invest in securities that may be in default or distressed—i.e., securities of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings. Distressed securities present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the defaulted or distressed securities will eventually be satisfied.
In addition, the Fund may invest in loans of borrowers that are experiencing, or are likely to experience, financial difficulty. These loans are subject to greater credit and liquidity risks than other types of loans. In addition, the Fund can invest in loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors. A bankruptcy proceeding or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan.

Earnings Risk. The Fund’s limited term may cause it to invest in lower yielding securities or hold the proceeds of securities sold near the end of its term in cash or cash equivalents, which may adversely affect the performance of the Fund or the Fund’s ability to maintain its dividend.

Emerging Markets Risk. Investing in emerging market countries, as compared to foreign developed markets, involves substantial additional risk due to more limited information about the issuer and/or the security (including limited financial and accounting information); higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and the risk of expropriation, nationalization or other adverse political or economic developments.

Emerging market countries may lack the social, political and economic stability and characteristics of more developed countries, and their political and economic structures may undergo unpredictable, significant and rapid changes from time to time, any of which could adversely impact the value of investments in emerging markets as well as the availability of additional investments in such markets. The securities markets of emerging market countries may be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of these securities markets and the limited trading volume of securities issued by emerging market issuers could cause prices to be erratic and investments in emerging markets can become illiquid. As a result of the foregoing risks, it may be difficult to assess the value or prospects of an investment in such securities.

Europe Risk. The Fund is subject to certain risks associated specifically with investments in securities of European issuers, in addition to the risks associated with investments in non-U.S. securities generally. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (“EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In a 2016 referendum, the United Kingdom elected to withdraw from the EU (“Brexit”). After years of negotiations between the United Kingdom and the EU, a withdrawal agreement was reached whereby the United Kingdom formally left the EU. As the second largest economy among EU members, the implications of the United Kingdom’s withdrawal are difficult to gauge and cannot be fully known. Trade between the United Kingdom and the EU is highly integrated through supply chains and trade in services, as well as through multinational companies. The United Kingdom’s departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).

Foreign Currency Risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments. Currency exchange rates fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2024 (Unaudited)
governments, central banks, or supranational agencies such as the International Monetary Fund, and currency controls or other political and economic developments in the U.S. or abroad.

Health Care Companies Risk. Through the Fund’s investments in senior loans, the Fund may be significantly exposed to companies in the health care sector.  Health care companies are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services. These companies are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

Illiquid Securities Risk. The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. Although the resale or secondary market for senior loans is growing, it is currently limited. There is no organized exchange or board of trade on which senior loans are traded. Instead, the secondary market for senior loans is an unregulated inter-dealer or inter-bank resale market. In addition, senior loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund’s ability to settle the sale of senior loans. Depending on market conditions, the Fund may have difficulty disposing its senior loans, which may adversely impact its ability to obtain cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.
Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid securities are also more difficult to value, especially in challenging markets.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to debt securities. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.

Information Technology Companies Risk. Information technology companies produce and provide hardware, software and information technology systems and services.  Information technology companies are generally subject to the following risks: rapidly changing technologies and existing product obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants.  Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel.  Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.  In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs.  Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.

Interest Rate Risk. The yield on the Fund’s common shares may rise or fall as market interest rates rise and fall, as senior loans pay interest at rates which float in response to changes in market rates. Changes in prevailing interest rates can be expected to cause some fluctuation in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value.

Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: (i) the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; (iii) in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and (iv) when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor will be higher than if the Fund did not use leverage.

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2024 (Unaudited)
Libor Risk. As of June 30, 2023, nearly all LIBOR publications ceased. While some LIBOR rates will continue to be published for a short period of time after June 30, 2023, it is only on an unrepresentative synthetic basis. Transitioning to a new reference rate may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. In the United States, the Secured Overnight Financing Rate (“SOFR”) has been identified as the preferred alternative to LIBOR. There is no assurance that the composition or characteristics of SOFR, or any alternative reference rate, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity.

Limited Term Risk. Because the assets of the Fund will be liquidated in connection with the Fund’s termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In particular, the Fund’s portfolio may still have significant remaining average maturity and duration, and large exposures to lower-quality credits, as the termination date approaches, and if interest rates are high (and the value of lower-quality fixed-income securities consequently low) at the time the Fund needs to liquidate its assets in connection with the termination, the losses due to portfolio liquidation may be significant. Moreover, as the Fund approaches the termination date, its portfolio composition may change as more of its portfolio holdings are called or sold, which may cause the returns to decrease and the NAV of the Common Shares to fall. Rather than reinvesting the proceeds of matured, called or sold securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management, or the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash, which may adversely affect its performance. Because the Fund will invest in below investment grade securities, it may be exposed to the greater potential for an issuer of its securities to default, as compared to a fund that invests solely in investment grade securities. As a result, should a Fund portfolio holding default, this may significantly reduce net investment income and, therefore, Common Share dividends, and also may prevent or inhibit the Fund from fully being able to liquidate its portfolio at or prior to the termination date. When terminated, the Fund’s final distribution will be based upon its NAV at the end of the term and investors in the Fund may receive more or less than their original investment.

Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.

Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.

Market Risk. Investments held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by real or perceived adverse economic conditions, political events, regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.

Non-U.S. Securities Risk. The Fund may invest a portion of its assets in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets.

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2024 (Unaudited)
Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Potential Conflicts of Interest Risk. First Trust and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust currently manages and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust has a financial incentive to leverage the Fund.

Prepayment Risk. Loans and corporate bonds are subject to prepayment risk. Prepayment risk is the risk that the borrower on a loan or issuer of a bond will repay principal (in part or in whole) prior to the scheduled maturity date. The degree to which such repayment occurs may be affected by general business conditions, interest rates, the financial condition of the borrower or issuer and competitive conditions among investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced which, in turn, may result in a decline in distributions to common shareholders. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan or bond.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called instruments at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, level of distributions or the overall return of the Fund.

Second Lien Loan Risk. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans are typically secured by a second priority security interest or lien on specified collateral securing the borrower’s obligation under the interest. Because second lien loans are second to first lien loans, they present a greater degree of investment risk. Specifically, these loans are subject to the additional risk that the cash flow of the borrower and property securing the loan may be insufficient to meet scheduled payments after giving effect to those loans with a higher priority. In addition, loans that have a lower than first lien priority on collateral of the borrower generally have greater price volatility than those loans with a higher priority and may be less liquid.

Senior Loan Risk. The Fund invests in senior loans and therefore is subject to the risks associated therewith.  Investments in senior loans are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk (which may be heightened because of the limited public information available regarding senior loans and because loan borrowers may be leveraged and tend to be more adversely affected by changes in market or economic conditions).  Further, no active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans.  Senior loans may not be considered “securities” and the Fund may not be entitled to rely on the anti-fraud protections of the federal securities laws.

In the event a borrower fails to pay scheduled interest or principal payments on a senior loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the senior loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund’s common shares. If the Fund acquires a senior loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although senior loans may be secured by specific collateral, the value of the collateral may not equal the Fund’s investment when the senior loan is acquired or may decline below the principal amount of the senior loan subsequent to the Fund’s investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the senior loan to be under collateralized. Therefore, the liquidation of the collateral underlying a senior loan may not satisfy the issuer’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated. The senior loan market has seen a significant increase in loans with weaker lender protections including, but not limited to, limited financial maintenance covenants or, in some cases, no financial maintenance covenants (i.e., “covenant-lite loans”) that would typically be included in a traditional loan agreement and general weakening of other restrictive covenants applicable to the borrower such as limitations on incurrence of additional debt, restrictions on payments of junior debt or restrictions on dividends and distributions. Weaker lender protections such as the absence of financial maintenance covenants in a loan agreement and the inclusion of “borrower-favorable” terms may impact recovery values and/or trading levels of senior loans in the future. The absence of financial maintenance covenants in a loan agreement generally means that the lender may not be able to declare a default if financial performance deteriorates. This may hinder the Fund’s ability to reprice

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2024 (Unaudited)
credit risk associated with a particular borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on investments in senior loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions.

Valuation Risk. The valuation of senior loans may carry more risk than that of common stock. Market quotations may not be readily available for some senior loans and securities in which the Fund invests and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation of senior loans and certain other securities than for securities with a secondary market, because there is less reliable objective data available.  These difficulties may lead to inaccurate asset pricing.

NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Effects of Leverage
The aggregate principal amount of borrowings under the credit agreement (the “Credit Agreement”) with The Toronto-Dominion Bank, New York Branch represented approximately 18.87% of Managed Assets as of May 31, 2024. Asset coverage with respect to the borrowings under the Credit Agreement was 529.84% as of May 31, 2024 and the Fund had $149,000,000 of unutilized funds available for borrowing under the Credit Agreement as of that date. As of May 31, 2024, the maximum commitment amount under the Credit Agreement was $280,000,000. As of May 31, 2024, the approximate average annual interest and fee rate for the borrowings under the Credit Agreement was 6.78%.
Assuming that the Fund’s leverage costs remain as described above (at an assumed average annual cost of 6.78%), the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover its leverage costs would be 1.28%.
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of (10)%, (5)%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund.
The table further assumes leverage representing 18.87% of the Fund’s Managed Assets, net of expenses, and an annual leverage interest and fee rate of 6.78%.

Assumed Portfolio Total Return (Net of Expenses)	-10%	-5%	0%	5%	10%
Common Share Total Return	-13.90%	7.74%	-1.58%	4.59%	10.75%

Common Share total return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the distributions it receives on its investments are entirely offset by losses in the value of those securities.

Board of Trustees and Officers
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2024 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.

Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term • Since Fund Inception	Retired; Physician, Edward-Elmhurst Medical Group (2021 to September 2023); Physician and Officer, Wheaton Orthopedics (1990 to 2021)	271	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term • Since Fund Inception	Retired; President, ADM Investor Services, Inc. (Futures Commission Merchant) (2010 to July 2022)	271
Director, National Futures
Association; Formerly,
Director of ADM Investor
Services, Inc., ADM Investor
Services International,
ADMIS Hong Kong Ltd.,
ADMIS Singapore, Ltd., and
Futures Industry Association

Denise M. Keefe, Trustee (1964)	• Three Year Term • Since 2021	Senior Vice President, Advocate Health, Continuing Health Division (Integrated Healthcare System) (2023 to present); Executive Vice President, Advocate Aurora Health (Integrated Healthcare System) (2018 to 2023)	271
Director and Board Chair of
Advocate Home Health
Services, Advocate Home
Care Products and Advocate
Hospice; Director and Board
Chair of Aurora At Home
(since 2018); Director of
Advocate Physician Partners
Accountable Care
Organization; Director of
RML Long Term Acute Care
Hospitals; Director of Senior
Helpers (2021 to 2024); and
Director of MobileHelp
(2022 to 2024)

Robert F. Keith, Trustee (1956)	• Three Year Term • Since Fund Inception	President, Hibs Enterprises (Financial and Management Consulting)	271	Formerly, Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term • Since Fund Inception	Senior Advisor (2018 to Present), Managing Director and Chief Operating Officer (2015 to 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	271	None

(1)
Currently, Niel B. Nielson and Denise M. Keefe, as Class II Trustees, are serving as trustees until the Fund’s 2024 annual meeting of shareholders. James A. Bowen, Robert F. Keith and Bronwyn Wright as Class III Trustees, are serving as trustees until the Fund’s 2025 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class I Trustees, are serving as trustees until the Fund’s 2026 annual meeting of shareholders.

Board of Trustees and Officers (Continued)
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2024 (Unaudited)
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Bronwyn Wright, Trustee (1971)	• Three Year Term • Since 2023	Independent Director to a number of Irish collective investment funds (2009 to Present); Various roles at international affiliates of Citibank (1994 to 2009), including Managing Director, Citibank Europe plc and Head of Securities and Fund Services, Citi Ireland (2007 to 2009)	247	None
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term • Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	271	None

Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since Fund Inception
Managing Director and Chief Financial Officer, First Trust
Advisors L.P. and First Trust Portfolios L.P.; Chief Financial
Officer, BondWave LLC (Software Development Company) and
Stonebridge Advisors LLC (Investment Advisor)

Derek D. Maltbie (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since 2023
Senior Vice President, First Trust Advisors L.P. and First Trust
Portfolios L.P., July 2021 to Present. Previously, Vice President,
First Trust Advisors L.P. and First Trust Portfolios L.P., 2014 to
2021.

W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Fund Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

(2)
Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.
(3)
The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust High Yield Opportunities 2027 Term Fund (FTHY)
May 31, 2024 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•
Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•
Information about your transactions with us, our affiliates or others;
•
Information we receive from your inquiries by mail, e-mail or telephone; and
•
Information we collect on our website through the use of “cookies.” For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•
In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•
We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2024

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
TRANSFER AGENT
Computershare, Inc.
P.O. Box 43006
Providence, RI 02940
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable to the Registrant.

Item 2. Code of Ethics.

(a)	The First Trust High Yield Opportunities 2027 Term Fund (“Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The Registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
(e)	Not applicable to the Registrant.
(f)	A copy of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $49,000 for the fiscal year ended 2023 and $49,000 for the fiscal year ended 2024.
(b)	Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

Audit-Related Fees (Investment Advisor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

Audit-Related Fees (Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

(c)	Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax return review and debt instrument tax analysis and reporting were $14,023 for the fiscal year ended 2023 and $14,400 for the fiscal year ended 2024. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Tax Fees (Investment Advisor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant’s advisor and distributor $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

Tax Fees (Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant’s distributor were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

(d)	All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

All Other Fees (Investment Advisor) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant’s investment advisor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

All Other Fees (Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant’s distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the Registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant’s investment advisor and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant:	Advisor and Distributor:
(b) 0%	(b) 0%
(c) 0%	(c) 0%
(d) 0%	(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the Registrant for the fiscal year ended 2023 were $14,023 for the Registrant, $31,000 for the Registrant’s investment advisor and $0 for the Registrant’s distributor; and for the fiscal year ended 2024 were $14,400 for the Registrant, $28,600 for the Registrant’s investment advisor and $0 for the Registrant’s distributor.
(h)	The Registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable to the Registrant.

(j) Not applicable to the Registrant.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the Registrant. The audit committee of the Registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith, Niel B. Nielson and Bronwyn Wright.
(b)	Not applicable to the Registrant.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.
(b)	Not applicable to the Registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Not applicable to the Registrant.

(b) Not applicable to the Registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable to the Registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

There were no approvals of an investment advisory contract during the Registrant’s most recent fiscal half-year.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Information provided as of May 31, 2024

The First Trust Advisors Leveraged Finance Investment team manages a portfolio comprised primarily of U.S. dollar denominated high yield bonds and senior secured floating-rate loans. The Portfolio Managers are responsible for directing the investment activities within the Fund. William Housey is the Senior Portfolio Manager and has primary responsibility for investment decisions. Jeff Scott assists Mr. Housey and there are also Senior Credit Analysts assigned to certain industries. The Portfolio Managers are supported in their portfolio management activities by the First Trust Advisors Leveraged Finance investment team, including a team of credit analysts, designated traders, and operations personnel. Senior Credit Analysts are assigned industries and Associate Credit Analysts support the Senior Credit Analysts. All credit analysts, operations personnel, designated traders, and portfolio managers report to Mr. Housey.

William Housey, CFA

Managing Director of Fixed Income, Senior Portfolio Manager

Mr. Housey joined First Trust Advisors L.P. in June 2010 as the Senior Portfolio Manager for the Leveraged Finance Investment Team and has 27 years of investment experience.  Mr. Housey is a Managing Director of Fixed Income and is also a member of the First Trust Strategic Model Investment Committee and the Fixed Income Sub-Committee.  Prior to joining First Trust, Mr. Housey was at Morgan Stanley Investment Management and its wholly owned subsidiary, Van Kampen Funds, Inc. for 11 years where he last served as Executive Director and Co-Portfolio Manager.  Mr. Housey has extensive experience in the portfolio management of both leveraged and unleveraged credit products, including senior loans, high-yield bonds, credit derivatives and corporate restructurings.  Mr. Housey received a B.S. in Finance from Eastern Illinois University and an M.B.A. in Finance as well as Management and Strategy from Northwestern University’s Kellogg School of Business. He also holds the FINRA Series 7, Series 52 and Series 63 licenses.  Mr. Housey also holds the Chartered Financial Analyst designation.  He is a member of the CFA Institute and the CFA Society of Chicago.  Mr. Housey also serves on the Village of Glen Ellyn, IL Police Pension Board.

Jeffrey Scott, CFA

Senior Vice President and Portfolio Manager

Mr. Scott is a Portfolio Manager and a Sector Specialist Credit Analyst for the Leveraged Finance Investment Team at First Trust Advisors L.P.  He has 33 years of experience in the investment management industry and has extensive experience in credit analysis, product development, and product management. Prior to joining First Trust, Jeff served as an Assistant Portfolio Manager and as a Senior Credit Analyst for Morgan Stanley/Van Kampen from October 2008 to June 2010. As Assistant Portfolio Manager, Jeff served on a team that managed over $4.0 billion of Senior Loan assets in three separate funds: Van Kampen Senior Loan Fund; Van Kampen Senior Income Trust; and Van Kampen Dynamic Credit Opportunities Fund. His responsibilities included assisting with portfolio construction, buy and sell decision making, and monitoring fund liquidity and leverage. Mr. Scott earned a B.S. in Finance and Economics from Elmhurst College and an M.B.A. with specialization in Analytical Finance and Econometrics and Statistics from the University of Chicago. He also holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Information provided as of May 31, 2024

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed*	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
1. William Housey, CFA	Registered Investment Companies	7	$5.391B	0	0
2. Jeffrey Scott CFA	Registered Investment Companies	7	$5.391B	0	0

Potential Conflicts of Interests

Potential conflicts of interest may arise when a portfolio manager of the Registrant has day-to-day management responsibilities with respect to one or more other funds or other accounts. The First Trust Advisors Leveraged Finance Investment Team adheres to its trade allocation policy utilizing a pro-rata methodology to address this conflict.

First Trust and its affiliate, First Trust Portfolios L.P. (“FTP”), have in place a joint Code of Ethics and Insider Trading Policies and Procedures that are designed to (a) prevent First Trust personnel from trading securities based upon material inside information in the possession of such personnel and (b) ensure that First Trust personnel avoid actual or potential conflicts of interest or abuse of their positions of trust and responsibility that could occur through such activities as front running securities trades for the Registrant. Personnel are required to have duplicate confirmations and account statements delivered to First Trust and FTP compliance personnel who then compare such trades to trading activity to detect any potential conflict situations. In addition to the personal trading restrictions specified in the Code of Ethics and Insider Trading Policies and Procedures, employees in the First Trust Advisors Leveraged Finance Investment Team are prohibited from buying or selling equity securities (including derivative instruments such as options, warrants and futures) and corporate bonds for their personal account and in any accounts over which they exercise control. Employees in the First Trust Advisors Leveraged Finance Investment Team are also prohibited from engaging in any personal transaction while in possession of material non-public information regarding the security or the issuer of the security. First Trust and FTP also maintain a restricted list of all issuers for which the First Trust Advisors Leveraged Finance Investment Team has material non-public information in its possession and all transactions executed for a product advised or supervised by First Trust or FTP are compared daily against the restricted list.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

Information provided as of May 31, 2024

The compensation structure for internal portfolio managers is based upon a fixed salary as well as a discretionary bonus determined by the management of FTA. Salaries are determined by management and are based upon an individual’s position and overall value to the firm. Bonuses are also determined by management and are generally based upon an individual’s or team’s overall contribution to the success of the firm, assets under management and the profitability of the firm. Certain internal portfolio managers have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership related distributions.

(a)(4) Disclosure of Securities Ownership as of May 31, 2024

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
William Housey	$100,001 - $500,000
Jeffrey Scott	$10,001-$50,000

(b)	Not applicable to the Registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Registrant did not engage in any securities lending activity and no services were provided by the securities lending agent to the Registrant during its most recent fiscal year.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 19. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Not applicable to the Registrant.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2022 are attached hereto.

(a)(4)	Not applicable to the Registrant.

(a)(5)	Not applicable to the Registrant.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies as required by Item 12 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust High Yield Opportunities 2027 Term Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 9, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 9, 2024
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	August 9, 2024

* Print the name and title of each signing officer under his or her signature.